UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2010

NBTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-31788	No. 11-2228617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Smithtown Avenue, Ronkonkoma, New York		11779
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 567-9500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 16, 2010, NBTY, Inc. (the “Company”) issued a press release announcing September 22, 2010 as the date for a special meeting of stockholders of the Company to consider and vote upon the proposal to adopt the previously announced merger agreement, dated as of July 15, 2010, providing for the acquisition of the Company by Alphabet Holding Company, Inc., an entity formed by an affiliate of TC Group, L.L.C. (d/b/a The Carlyle Group). The Company’s stockholders of record as of the close of business on Monday, August 23, 2010 will be entitled to receive notice of and to vote at the special meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBTY, INC. (Registrant)

August 16, 2010	By:	/s/ Harvey Kamil

		Name:	Harvey Kamil
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 16, 2010